SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 30, 2003


                               ROGERS CORPORATION
             [Exact name of Registrant as specified in its charter]


       Massachusetts                    1-4347                06-0513860
(State or other jurisdiction of     (Commission File       (I.R.S. Employer
incorporation or organization)          Number)           Identification No.)


       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                     06263-0188
(Address of principal executive offices)                       (Zip Code)


                                 (860) 774-9605
              (Registrant's telephone number, including area code)



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Item 2.   Acquisition or Disposition of Assets

On September 30, 2003, Rogers Corporation ("Rogers") and 3M Company ("3M") executed a Stock Purchase Agreement (the "Purchase Agreement") in which Rogers acquired 3M's 50 percent interest in Durel Corporation ("Durel"), a 50/50 joint venture established between Rogers and 3M in 1988.

Pursuant to the Purchase Agreement, on September 30, 2003 3M delivered to Rogers 1,000 of its $.01 per share par value common shares in Durel, representing 50 percent of the 2,000 outstanding common shares of Durel. Rogers delivered to 3M $26 million in cash consideration, which was funded from its available working capital. The purchase price was agreed upon following an arms length negotiation between the parties.

Durel is a manufacturer of electroluminescent lighting. Electroluminescent lamps provide a high quality, cool, efficient and durable source for backlighting a wide range of handheld devices, sporting good products and interior automotive controls. Assets acquired by Rogers included a plant located near Phoenix, Arizona as well as equipment and physical and intellectual property used by Durel prior to the acquisition to manufacture its products. Rogers intends on continuing to use these assets for that purpose.


Item 7.  Financial Statements and Exhibits


(a)      Financial statements of business acquired

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for Rogers to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after October 15, 2003.


(b)      Pro forma financial Information

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for Rogers to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after October 15, 2003.

(c)      Exhibits

         (2.1) Stock Purchase Agreement, dated September 30, 2003, between
               Rogers and 3M.

         (99.1) Press Release dated September 30, 2003.

          Rogers agrees to furnish supplementally a copy of any omitted attachment to Exhibit 2.1 upon the request of the Securities and Exchange Commission.

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                                    Signature



Pursuant to the requirements of section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  ROGERS CORPORATION
                                                  (Registrant)

Date: October 15, 2003                            By /s/James M. Rutledge
                                                    ----------------------------
                                                     James M. Rutledge
                                                     Vice President, Finance and
                                                     Chief Financial Officer